UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            _____________________

                                  FORM 8-K/A
                              (Amendment No. 1)
                            _____________________


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-25707

                          Date of Report: July 6, 2006


                          THE BRALORNE MINING COMPANY
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                  Nevada                            91-1948355
      ------------------------------------------------------------------
      (State of other jurisdiction of            (IRS Employer
       incorporation or organization)             Identification No.)


1055 West Hastings Street, Vancouver, British Columbia, Canada     V6E2E9
-----------------------------------------------------------------------------
    (Address of principal executive offices)               (Postal or Zip Code)


                                  604-782-2198
               ---------------------------------------------------
               (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment #1
------------
This amendment is being filed in order to include the exhibit.

Item 4.01  Change in Registrant's Certifying Accountant

     On July 6, 2006 the Board of Directors of The Bralorne Mining Company ("Bralorne") dismissed Madsen & Associates, CPA Inc. ("Madsen & Associates") from its position as Bralorne's principal independent accountant.

     The audit report of Madsen & Associates on Bralorne's financial statements for the years ended November 30, 2005 and 2004 contained a modification expressing substantial doubt about Bralorne's ability to continue as a going concern. The audit report of Madsen & Associates for the years ended November 30, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Madsen & Associates did not, during the applicable periods, advise Bralorne of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Bralorne and Madsen & Associates have not, during Bralorne's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Madsen & Associates's satisfaction, would have caused Madsen & Associates to make reference to the subject matter of the disagreement in connection with its reports.

     Bralorne has requested Madsen & Associates to furnish a letter addressed to the Securities Exchange Commission stating whether or not Madsen & Associates agrees with the statements in this 8-K. A copy of such letter dated will be filed as exhibit 16 to this Report in an amendment.

     On July 6, 2006, Bralorne retained the firm of Zhong Yi (Hong Kong) C.P.A. Company Limited to audit Bralorne's financial statements for the fiscal year ended November 30, 2006. At no time during the past two fiscal years or any subsequent period did Bralorne consult with Zhong Yi (Hong Kong) C.P.A. Company Limited regarding any matter of the sort described above with reference to Madsen & Associates, any issue relating to the financial statements of Bralorne, or the type of audit opinion that might be rendered for Bralorne.

Item 9.01  Financial Statements and Exhibits

Exhibits

16-a.   Letter from Madsen & Associates, CPA Inc. dated July 10, 2006.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE BRALORNE MINING COMPANY

Dated: July 10, 2006                By: /s/ Jeff Yenyou Zheng
                                    --------------------------------------
                                    Jeff Yenyou Zheng, Chief Executive
                                     Officer